-------------------------------------------------------------------------------
International Regional
-------------------------------------------------------------------------------

AllianceBernstein Greater China '97 Fund


Semi-Annual Report
January 31, 2003


[GRAPHIC OMITTED]


AllianceBernstein [LOGO](SM)
Investment Research and Management


Investment Products Offered
-------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.


LETTER TO SHAREHOLDERS
March 20, 2003

Dear Shareholder:

We're excited to announce that Alliance Fund Distributors, Inc. has become AllianceBernstein Investment Research and Management, Inc. We believe the new name represents the very best of what the union of Alliance Capital and Sanford
C. Bernstein can offer our clients -- investment services that leverage a depth of expertise and industry leadership unrivaled by any other money management firm in the world.

All of Alliance Capital's domestic mutual funds have been renamed
AllianceBernstein, and we expect our investors to benefit from Alliance's and Bernstein's long-standing reputations for excellence in performing investment research.

We're sure you'll come to find that AllianceBernstein will deliver all that its new name promises -- great investment services built upon great research that drives great results!

This report contains the investment results, economic review and outlook for AllianceBernstein Greater China '97 Fund (the "Fund") for the semi-annual reporting period ended January 31, 2003.

Investment Objective and Policies

This open-end fund is a non-diversified management investment company that seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities issued by Greater China companies ("Greater China" refers to the People's Republic of China ("China"), the Hong Kong
Special Administrative Region ("Hong Kong") and the Republic of China
("Taiwan")).

Investment Results

The following table provides the performance results for the Fund for the six- and 12-month periods ended January 31, 2003, relative to its benchmarks, the Morgan Stanley Capital International (MSCI) Indices (China, Hong Kong and Taiwan) and the Lipper China Region Funds Average (the "Lipper Average"). Funds in the Lipper Average generally have similar investment objectives to the Fund.

INVESTMENT RESULTS*
Periods Ended January 31, 2003

                           ---------------------------------
                                        Returns
                           ---------------------------------
                              6 Months          12 Months
                           --------------     --------------
AllianceBernstein
Greater China '97 Fund
Class A                   -3.66%              -7.81%
------------------------------------------------------------
    Class B                   -4.16%              -8.54%
------------------------------------------------------------
    Class C                   -4.02%              -8.41%
------------------------------------------------------------
MSCI China Index              -4.70%              -0.61%
------------------------------------------------------------
MSCI Hong Kong Index          -9.55%             -15.83%
------------------------------------------------------------
MSCI Taiwan Index             -3.51%             -19.06%
------------------------------------------------------------
Lipper China Region
Funds Average                 -6.71%             -10.71%
------------------------------------------------------------

* The Fund's investment results are returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of January 31, 2003. Returns do not


_______________________________________________________________________________
ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 1


reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

The Morgan Stanley Capital International (MSCI) China Index, MSCI Hong Kong Index and MSCI Taiwan Index are market capitalization-weighted indices of companies located in their respective countries, and are respectively comprised of 43, 29 and 87 companies as of the period ended January 31, 2003. The Lipper China Region Funds Average represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the China region or in a single country within this region. These funds generally have similar investment objectives to the Fund, although investment policies for the various funds may differ. For the six- and 12-month periods ended January 31, 2003, the Lipper Average included 23 funds for each of the respective periods. All comparative indices and the average are unmanaged and reflect no fees or expenses. An investor cannot invest directly in an index or average, and its results are not indicative of any specific investment, including AllianceBernstein Greater China '97 Fund.

Additional investment results appear on pages 4-6.

During the six- and 12-month periods ended January 31, 2003, the Fund outperformed its peer group of funds, as represented by the Lipper Average. This was mainly due to the Fund's underweight position in the technology/telecommunications sector, and relative overweighting in the cyclicals and consumer sectors.

Economic Review

Several factors contributed to the ongoing sluggishness of worldwide financial markets. The global economy was negatively affected by higher oil prices due to tension in the Middle East. Global equity markets were volatile due to concerns regarding corporate earnings momentum. Corporate governance issues intensified during the third quarter of 2002, although markets stabilized in the fourth quarter. The Greater China equity markets were no exception to these global trends, and the Taiwan technology sector was particularly hard hit due to the continued correction in the global technology sector. However, China remains the bright spot as far as growth is concerned with the economy delivering 7% to 8% growth. We believe this growth rate will continue in the next couple of years. Also encouraging was the external trade sector, which continued to perform well.

Outlook

China is emerging as the manufacturing country for the world, and this trend is accelerating following China's entry into the World Treaty Organization (WTO). As the global outsourcing trend becomes more evident, Greater China economies should be the prime benefi-


_______________________________________________________________________________
2 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


ciaries given their excellent infrastructure and cost structure. In addition, the capital market liberalization in China will offer investors more investment opportunities in the medium-term.

The Fund's strategy during the six-month period under review was to underweight the technology/telecommunications sector and overweight the cyclicals and consumer sectors. We plan to maintain this strategy in the coming periods.

Thank you again for your interest and investment in AllianceBernstein Greater China '97 Fund. We look forward to reporting to you in the ensuing periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Matthew W.S. Lee

Matthew W.S. Lee
Senior Vice President


[PHOTO] John D. Carifa

[PHOTO] Mathew W.S. Lee


Matthew W.S. Lee, Portfolio Manager, is Chief Investment Officer, New-Alliance Asset Management (Asia) Limited. Mr. Lee is responsible for the investment activities in Hong Kong and has over 19 years of investment experience.

_______________________________________________________________________________
ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 3


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND
GROWTH OF A $10,000 INVESTMENT
9/30/97* TO 1/31/03


AllianceBernstein Greater China '97 Fund Class A: $7,107

MSCI Hong Kong Index: $6,326

MSCI Taiwan Index: $5,030

MSCI China Index: $2,049


[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


              AllianceBernstein
              Greater China '97    MSCI China    MSCI Hong Kong    MSCI Taiwan
                 Fund Class A        Index           Index            Index
-------------------------------------------------------------------------------
   9/30/97*         $  9,574        $ 10,000        $ 10,000        $ 10,000
   1/31/98          $  5,774        $  4,964        $  6,128        $  7,614
   1/31/99          $  5,794        $  3,124        $  6,452        $  6,198
   1/31/00          $ 10,748        $  4,159        $ 10,188        $ 11,348
   1/31/01          $  9,243        $  3,459        $  9,675        $  6,946
   1/31/02          $  7,709        $  2,061        $  7,515        $  6,214
   1/31/03          $  7,107        $  2,049        $  6,326        $  5,030


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Greater China '97 Fund Class A shares (from 9/30/97* to 1/31/03) as compared to the performance of appropriate indices. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) China Index, MSCI Hong Kong Index and MSCI Taiwan Index are market capitalization-weighted indices of companies located in their respective countries, and are respectively comprised of 43, 29 and 87 companies as of January 31, 2003.

When comparing AllianceBernstein Greater China '97 Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Greater China '97 Fund.


* Closest month-end after Fund's Class A share inception date of 9/3/97.

_______________________________________________________________________________
4 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


PORTFOLIO SUMMARY
January 31, 2003 (unaudited)


INCEPTION DATES
Class A Shares
9/3/97
Class B Shares
9/3/97
Class C Shares
9/3/97

PORTFOLIO STATISTICS
Net Assets ($mil): $6,643
Average Market Capitalization ($mil): $1,371


COUNTRY BREAKDOWN
    80.5%  Hong Kong
    10.8%  Taiwan                              [PIE CHART OMITTED]

     8.7%  Short-Term


SECTOR BREAKDOWN
    15.2%  Finance
    11.2%  Basic Industry
     9.4%  Consumer Manufacturing
     8.5%  Consumer Staples
     8.5%  Transportation
     6.6%  Technology
     6.3%  Consumer Services                   [PIE CHART OMITTED]
     6.1%  Health Care
     5.9%  Multi-Industry
     5.5%  Capital Goods
     3.8%  Energy
     2.4%  Utilities
     1.9%  Consumer Media

     8.7%  Short-Term


All data as of January 31, 2003. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time.

_______________________________________________________________________________
ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 5


INVESTMENT RESULTS

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2003

Class A Shares
-------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                    1 Year             -7.81%                   -11.72%
                   5 Years              4.24%                     3.35%
           Since Inception*            -5.57%                    -6.32%

Class B Shares
-------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                    1 Year             -8.54%                   -12.18%
                   5 Years              3.43%                     3.43%
           Since Inception*            -6.29%                    -6.29%

Class C Shares
-------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                    1 Year             -8.41%                    -9.32%
                   5 Years              3.43%                     3.43%
           Since Inception*            -6.27%                    -6.27%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2002)

                                    Class A       Class B       Class C
-------------------------------------------------------------------------------
                    1 Year          -18.78%       -19.00%       -16.61%
                   5 Years           -1.88%        -1.79%        -1.85%
           Since Inception*          -7.69%        -7.66%        -7.68%

The Fund's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Returns for Advisor Class shares will vary due to different expenses associated with this class.

Since the Fund invests in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. The Fund will invest substantially all of its assets in Greater China companies and is subject to greater risk than would a fund with a more diversified portfolio. Investments in Greater China companies entail risks different from, and in certain cases, greater than, risks associated with investments in the U.S. or in other international markets.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*   Inception date: 9/3/97, all share classes.


_______________________________________________________________________________
6 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


TEN LARGEST HOLDINGS
January 31, 2003 (unaudited)

                                                                    Percent of
Company                                        U.S. $ Value         Net Assets
-------------------------------------------------------------------------------
Sinopec Shanghai Petrochemical Co., Ltd.
   Cl. H                                         $  311,544                4.7%
Tsingtao Brewery Co., Ltd. Cl. H                    288,467                4.3
HSBC Holdings Plc.                                  210,260                3.2
Fountain Set (Holdings), Ltd.                       198,081                3.0
CNOOC, Ltd.                                         193,273                2.9
China Pharmaceutical Enterprise and
   Investment Corp., Ltd.                           189,747                2.8
China National Aviation Co., Ltd.                   183,337                2.8
Cheung Kong (Holdings), Ltd.                        170,003                2.6
Huaneng Power International, Inc. Cl. H             164,106                2.5
Yue Yuen Industrial (Holdings), Ltd.                149,746                2.2
                                                 $2,058,564               31.0%


_______________________________________________________________________________
ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 7


PORTFOLIO OF INVESTMENTS
January 31, 2003 (unaudited)

Company                                                  Shares    U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-95.4%

Hong Kong-84.1%
Anhui Conch Cement Co., Ltd. Cl. H                      300,000     $   113,464
ASM Pacific Technology, Ltd.                             30,000          61,540
Baltrans Holdings, Ltd.                                 400,000         133,336
Bank of East Asia, Ltd.                                  40,000          73,591
BOC Hong Kong (Holdings), Ltd.(a)                        50,000          51,604
Brilliance China Automotive Holdings, Ltd.              630,000         133,272
Cathay Pacific Airways, Ltd.                             20,000          29,872
Chen Hsong Holdings, Ltd.                               270,000          74,425
Cheung Kong (Holdings), Ltd.                             26,000         170,003
China Merchants Holdings International Co., Ltd.        150,000         114,425
China Mobile (Hong Kong), Ltd.(a)                        25,000          58,975
China National Aviation Co., Ltd.                     1,000,000         183,337
China Oilfield Services, Ltd.(a)                        264,000          73,617
China Pharmaceutical Enterprise and
Investment Corp., Ltd.                                  800,000         189,747
China Resources Enterprise, Ltd.                         70,000          63,270
China Shipping Development Co., Ltd. Cl. H              600,000         136,156
China Southern Airlines Co., Ltd. Cl. H                 200,000          62,181
China Telecom Corp., Ltd.(a)                            340,000          65,822
Citic International Financial Holdings, Ltd.            233,333          64,317
CNOOC, Ltd.                                             150,000         193,273
COFCO International, Ltd.                               300,000          92,309
Cosco Pacific, Ltd.                                      60,000          55,770
Coslight Technology International Group, Ltd.           252,000          65,424
Dah Sing Financial Group                                 17,200          85,120
Denway Motors, Ltd.                                     350,000         142,471
Esprit Holdings, Ltd.                                    35,000          65,963
Fountain Set (Holdings), Ltd.                           300,000         198,081
Golden Meditech Co., Ltd.(a)                            248,000          42,924
Hang Seng Bank, Ltd.                                      6,000          63,847
Hopewell Holdings, Ltd.                                 120,000          92,309
HSBC Holdings Plc.                                       20,000         210,260
Huaneng Power International, Inc. Cl. H                 200,000         164,106
Hutchison Whampoa, Ltd.                                  10,200          64,078
Kingdee International Software Group Co., Ltd.          258,000          45,812
Legend Group, Ltd.                                      150,000          55,290
Li & Fung, Ltd.                                         100,000          96,156
Linmark Group, Ltd.                                     250,000          62,501
Prosten Technology Holdings, Ltd.,
   Warrants, expiring 1/08/04(a)                        162,180             208
SIIC Medical Science and Technology
   (Group), Ltd.                                        250,000          48,078
Sinopec Beijing Yanhua Petrochemical
   Co., Ltd. Cl. H(a)                                 1,143,000         145,076
Sinopec Shanghai Petrochemical Co.,
   Ltd. Cl. H(a)                                      1,800,000         311,544


_______________________________________________________________________________
8 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                    (000)   U.S. $ Value
-------------------------------------------------------------------------------
Sinopec Zhenhai Refining and Chemical
   Co., Ltd. Cl. H                                      420,000     $   123,849
Skyworth Digital Holdings, Ltd.                         460,000          51,309
Swire Pacific, Ltd. Cl. A                                27,000         112,848
The Wharf (Holdings), Ltd.                               60,000         120,772
Tingyi (Cayman Island) Holding Corp.                    220,000          61,347
Tom.com, Ltd.(a)                                        500,000         129,810
Tong Ren Tang Technologies Co., Ltd. Cl. H              110,000         141,733
TPV Technology, Ltd.                                    170,000          51,219
Tsingtao Brewery Co., Ltd. Cl. H                        450,000         288,467
Wheelock and Co., Ltd.                                   80,000          55,899
Wing Hang Bank, Ltd.                                     20,000          65,771
Yue Yuen Industrial (Holdings), Ltd..(a)                 40,000         149,746
Zhejiang Expressway Co., Ltd. Cl. H                     200,000          80,771
                                                                    -----------
                                                                      5,587,095
                                                                    -----------
Taiwan-11.3%
Compal Electronics, Inc.                                 60,000          70,833
EVA Airways Corp.(a)                                    140,270          60,881
Hon Hai Precision Industry Co., Ltd.                     13,800          47,517
Nan Ya Plastics Corp.                                    74,900          83,656
Nien Made Enterprise Co., Ltd.(a)                        60,000         130,208
Quanta Computer, Inc.                                     2,700           5,156
SinoPac Holdings Co.(a)                                 137,920          59,662
Soft-World International Corp.                           23,522          69,763
Taiwan Semiconductor Manufacturing Co., Ltd.(a)          70,847          97,784
Test-Rite International Co., Ltd                        100,000          75,810
United Microelectronics Corp.(a)                         80,000          49,769
                                                                    -----------
                                                                        751,039
                                                                    -----------
Total Common Stocks & Other Investments
   (cost $5,681,303)                                                  6,338,134
                                                                    -----------

SHORT-TERM INVESTMENT-9.0%
Time Deposit-9.0%
Banc One Corp.
   1.25%, 2/03/03
   (cost $600,000)                                         $600         600,000
                                                                    -----------

Total Investments-104.4%
   (cost $6,281,303)                                                  6,938,134
Other assets less liabilities-(4.4%)                                   (295,176)
                                                                    -----------
Net Assets-100%                                                     $ 6,642,958
                                                                    ===========


(a)   Non-income producing security.

      See notes to financial statements.


_______________________________________________________________________________
ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 9


STATEMENT OF ASSETS & LIABILITIES
January 31, 2003 (unaudited)

Assets
Investments in securities, at value (cost $6,281,303)             $  6,938,134
Cash                                                                    76,984
Foreign cash, at value (cost $150,386)                                 150,369
Receivable for investment securities sold                            1,100,037
Receivable for capital stock sold                                       75,365
Receivable from Adviser                                                 20,089
Dividends and interest receivable                                        9,460
                                                                  ------------
Total assets                                                         8,370,438
                                                                  ------------
Liabilities
Payable for investment securities purchased and foreign
   currency contracts                                                1,036,135
Payable for capital stock redeemed                                     550,192
Distribution fee payable                                                 4,296
Accrued expenses                                                       136,857
                                                                  ------------
Total liabilities                                                    1,727,480
                                                                  ------------
Net Assets                                                        $  6,642,958
                                                                  ============
Composition of Net Assets
Capital stock, at par                                             $        942
Additional paid-in capital                                           8,197,190
Distributions in excess of net investment income                       (23,052)
Accumulated net realized loss on investment
   and foreign currency transactions                                (2,188,916)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities                 656,794
                                                                  ------------
                                                                  $  6,642,958
                                                                  ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($2,243,779/312,292 shares of capital stock
   issued and outstanding)                                              $ 7.18
Sales charge--4.25% of public offering price                               .32
                                                                        ------
Maximum offering price                                                  $ 7.50
                                                                        ======
Class B Shares
Net asset value and offering price per share
   ($2,952,590/423,956 shares of capital stock
   issued and outstanding)                                              $ 6.96
                                                                        ======
Class C Shares
Net asset value and offering price per share
   ($1,199,563/172,187 shares of capital stock
   issued and outstanding)                                              $ 6.97
                                                                        ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($247,026/33,959 shares of capital stock issued
   and outstanding)                                                     $ 7.27
                                                                        ======


See notes to financial statements.


_______________________________________________________________________________
10 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


STATEMENT OF OPERATIONS
Six Months Ended January 31, 2003 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
  of $97)                                           $   60,239
Interest                                                 1,551       $  61,790
                                                    ----------
Expenses
Advisory fee                                            30,981
Distribution fee--Class A                                2,781
Distribution fee--Class B                               14,933
Distribution fee--Class C                                5,949
Custodian                                               74,539
Administrative                                          67,500
Audit and legal                                         48,173
Transfer agency                                         26,721
Registration                                            18,204
Amortization of organization expenses                   13,934
Printing                                                13,327
Directors' fees                                          6,716
Miscellaneous                                              501
                                                    ----------
Total expenses                                         324,259
Less: expenses waived and reimbursed
by the Adviser (see Note B)                           (232,440)
                                                    ----------
Net expenses                                                            91,819
                                                                    ----------
Net investment loss                                                    (30,029)
                                                                    ----------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized loss on:
   Investment transactions                                            (776,066)
   Foreign currency transactions                                        (2,951)
Net change in unrealized
  appreciation/depreciation of:
     Investments                                                       732,862
     Foreign currency denominated
        assets and liabilities                                            (159)
                                                                    ----------
Net loss on investment and foreign
   currency transactions                                               (46,314)
                                                                    ----------
Net Decrease in Net Assets From
   Operations                                                       $  (76,343)
                                                                    ==========


See notes to financial statements.


_______________________________________________________________________________
ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 11


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months Ended     Year Ended
                                                January 31, 2003      July 31,
                                                   (unaudited)         2002
                                                 --------------   --------------
Increase (Decrease) in Net Assets from
Operations
Net investment income (loss)                        $  (30,029)     $   43,772
Net realized loss on investment and
   foreign currency transactions                      (779,017)       (839,587)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities                  732,703         184,928
                                                    ----------      ----------
Net decrease in net assets from operations             (76,343)       (610,887)
Dividends to Shareholders from
Net investment income
   Class A                                             (23,187)             -0-
   Class B                                             (14,269)             -0-
   Class C                                              (5,705)             -0-
   Advisor Class                                        (2,310)             -0-
Capital Stock Transactions
Net increase (decrease)                               (251,742)      1,091,599
                                                    ----------      ----------
Total increase (decrease)                             (373,556)        480,712
Net Assets
Beginning of period                                  7,016,514       6,535,802
                                                    ----------      ----------
End of period (including undistributed
   net investment income of $52,448 at
   July 31, 2002)                                   $6,642,958      $7,016,514
                                                    ==========      ==========


See notes to financial statements.


_______________________________________________________________________________
12 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


NOTES TO FINANCIAL STATEMENTS
January 31, 2003 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Greater China '97 Fund, Inc. (the "Fund"), formerly Alliance Greater China '97 Fund, Inc., was organized as a Maryland corporation on April 30, 1997 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing


_______________________________________________________________________________
ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 13


service when such prices are believed to reflect the fair market value of such securities.

2. Organization Expenses

Organization expenses of approximately $326,500 have been deferred and were amortized on a straight-line basis through August 2002.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.


_______________________________________________________________________________
14 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis to 2.50%, 3.20%, 3.20%, and 2.20% of average daily net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. For the six months ended January 31, 2003, such reimbursement amounted to $164,940.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended January 31, 2003, the Adviser agreed to waive its fees for such services. Such waiver amounted to $67,500.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the six months ended January 31, 2003, such fees amounted to $16,828.

For the six months ended January 31, 2003, the Fund's expenses were reduced by $38 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $178 from the sale of Class A shares and $3,573 and $74 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended January 31, 2003.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2003, amounted to $15,138, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net


_______________________________________________________________________________
ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 15


assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,813,292 and $515,494 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $2,894,835 and $2,979,204, respectively, for the six months ended January 31, 2003. There were no purchases or sales of U.S. government or government agency obligations for the six months ended January 31, 2003.

At January 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $1,039,997 and gross unrealized depreciation of investments was $383,166 resulting in net unrealized appreciation of $656,831 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At January 31, 2003, the Fund had no forward exchange currency contracts outstanding.


_______________________________________________________________________________
16 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


NOTE E

Distributable Earnings

The tax character of distributions to be paid for the year ending July 31, 2003 will be determined at the end of the current fiscal year. As of July 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                      $      43,953
Accumulated capital and other losses                  (1,241,902)(a)
Unrealized appreciation/(depreciation)                  (243,906)(b)
                                                   -------------
Total accumulated earnings/(deficit)               $  (1,441,855)
                                                   -------------

(a) On July 31, 2002, the Fund had a net capital loss carryforward of $821,631 of which $138,490 expires in the year 2007, $12,025 expires in the year 2009 and $671,116 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2002, the Fund deferred to August 1, 2002 post October capital losses of $420,271.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                             Shares                          Amount
                ------------------------------   ------------------------------
                Six Months Ended                Six Months Ended
                January 31, 2003   Year Ended   January 31, 2003   Year Ended
                   (unaudited)    July 31, 2002    (unaudited)    July 31, 2002
                 -------------   -------------   -------------   --------------
Class A
Shares sold            416,693         964,947     $ 2,855,015     $ 7,604,643
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              2,677              -0-         18,418              -0-
-------------------------------------------------------------------------------
Shares converted
  from Class B           5,015           3,078          32,878          24,592
-------------------------------------------------------------------------------
Shares redeemed       (410,352)       (911,140)     (2,847,034)     (7,232,579)
-------------------------------------------------------------------------------
Net increase            14,033          56,885     $    59,277     $   396,656
===============================================================================


_______________________________________________________________________________
ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 17


                             Shares                          Amount
                ------------------------------   ------------------------------
                Six Months Ended                Six Months Ended
                January 31, 2003   Year Ended   January 31, 2003   Year Ended
                   (unaudited)   July 31, 2002    (unaudited)    July 31, 2002
                 -------------   -------------   -------------   --------------
Class B
Shares sold          1,166,274       1,608,417     $ 7,705,573    $ 12,226,131
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends              1,747              -0-         11,653              -0-
-------------------------------------------------------------------------------
Shares converted
  to Class A            (5,205)         (3,179)        (32,878)        (24,592)
-------------------------------------------------------------------------------
Shares redeemed     (1,186,469)     (1,551,790)     (7,916,094)    (11,833,634)
-------------------------------------------------------------------------------
Net increase
  (decrease)           (23,653)         53,448     $  (231,746)   $    367,905
===============================================================================

Class C
Shares sold          1,603,079       1,020,049     $10,530,350    $  7,868,132
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                747              -0-          4,984              -0-
-------------------------------------------------------------------------------
Shares redeemed     (1,610,111)       (948,395)    (10,678,215)     (7,396,556)
-------------------------------------------------------------------------------
Net increase
  (decrease)            (6,285)         71,654     $  (142,881)   $    471,576
===============================================================================

Advisor Class
Shares sold             12,916          41,166     $    94,478    $    332,447
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                 79              -0-            549              -0-
-------------------------------------------------------------------------------
Shares redeemed         (4,571)        (60,848)        (31,419)       (476,985)
-------------------------------------------------------------------------------
Net increase
  (decrease)             8,424         (19,682)    $    63,608    $   (144,538)
===============================================================================


NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2003.


_______________________________________________________________________________
18 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


NOTE H

Concentration of Risk

Investing in securities of foreign companies involves special risk which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.


_______________________________________________________________________________
ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 19


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                              Class A
                                        ------------------------------------------------------------------------------
                                          Six Months                                                      September 3,
                                            Ended                                                            1997(a)
                                          January 31,                  Year Ended July 31,                     to
                                              2003     -------------------------------------------------     July 31,
                                          (unaudited)      2002         2001         2000         1999         1998
                                          -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                    $7.55        $8.45       $10.34        $8.20        $4.84      $10.00

Income From Investment
  Operations
Net investment income
  (loss)(b)(c)                                  (.02)         .09         (.01)        (.04)         .02         .08
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  (.26)        (.99)       (1.88)        2.18         3.34       (5.18)
Net increase (decrease) in net
  asset value from operations                   (.28)        (.90)       (1.89)        2.14         3.36       (5.10)

Less: Dividends
Dividends from net investment
  income                                        (.09)          -0-          -0-          -0-          -0-       (.06)
Net asset value, end of period                 $7.18        $7.55        $8.45       $10.34        $8.20       $4.84

Total Return
Total investment return based
  on net asset value(d)                        (3.66)%     (10.65)%     (18.28)%      26.10%       69.42%     (51.20)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $2,244       $2,253       $2,039       $2,471       $1,011        $445
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.50%(e)     2.50%        2.51%(f)     2.52%(f)     2.52%(f)    2.52%(e)(f)
  Expenses, before waivers/
    reimbursements                              9.91%(e)    10.82%        9.50%        9.92%       19.68%      18.27%(e)
  Net investment income
    (loss)(c)                                   (.53)%(e)    1.18%        (.09)%       (.42)%        .36%       1.20%(e)
Portfolio turnover rate                           97%          63%          64%         158%          94%         58%



See footnote summary on page 24.


_______________________________________________________________________________
20 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class B
                                        ------------------------------------------------------------------------------
                                          Six Months                                                      September 3,
                                            Ended                                                            1997(a)
                                          January 31,                  Year Ended July 31,                     to
                                              2003     -------------------------------------------------     July 31,
                                          (unaudited)      2002         2001         2000         1999         1998
                                          -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                    $7.30        $8.21       $10.13        $8.12        $4.82       $10.00

Income From Investment
  Operations
Net investment income
  (loss)(b)(c)                                  (.04)         .03         (.07)        (.11)        (.01)         .03
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  (.26)        (.94)       (1.85)        2.12         3.31        (5.17)
Net increase (decrease) in net
  asset value from operations                   (.30)        (.91)       (1.92)        2.01         3.30        (5.14)

Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.04)          -0-          -0-          -0-          -0-        (.03)
Distributions in excess of net
  investment income                               -0-          -0-          -0-          -0-          -0-        (.01)
Total dividends and
  distributions                                 (.04)          -0-          -0-          -0-          -0-        (.04)
Net asset value, end of period                 $6.96        $7.30        $8.21       $10.13        $8.12        $4.82

Total Return
Total investment return based
  on net asset value(d)                        (4.16)%     (11.08)%     (18.95)%      24.75%       68.46%      (51.53)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $2,953       $3,266       $3,234       $4,047       $1,902       $1,551
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              3.20%(e)     3.20%        3.21%(f)     3.22%(f)     3.22%(f)     3.22%(e)(f)
  Expenses, before waivers/
    reimbursements                             10.76%(e)    11.56%       10.28%       10.72%       20.22%       19.18%(e)
  Net investment income
    (loss)(c)                                  (1.19)%(e)     .41%        (.81)%      (1.13)%       (.22)%        .53%(e)
Portfolio turnover rate                           97%          63%          64%         158%          94%          58%



See footnote summary on page 24.


_______________________________________________________________________________
ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 21


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class C
                                        ------------------------------------------------------------------------------
                                          Six Months                                                      September 3,
                                            Ended                                                            1997(a)
                                          January 31,                  Year Ended July 31,                     to
                                              2003     -------------------------------------------------     July 31,
                                          (unaudited)      2002         2001         2000         1999         1998
                                          -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of
  period                                       $7.30        $8.21       $10.13        $8.11        $4.82       $10.00

Income From Investment
  Operations
Net investment income
  (loss)(b)(c)                                  (.04)         .04         (.08)        (.13)        (.03)         .03
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  (.25)        (.95)       (1.84)        2.15         3.32        (5.17)
Net increase (decrease) in
  net asset value from
  operations                                    (.29)        (.91)       (1.92)        2.02         3.29        (5.14)

Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.04)          -0-          -0-          -0-          -0-        (.03)
Distributions in excess of net
  investment income                               -0-          -0-          -0-          -0-          -0-        (.01)
Total dividends and
  distributions                                 (.04)          -0-          -0-          -0-          -0-        (.04)
Net asset value, end of period                 $6.97        $7.30        $8.21       $10.13        $8.11        $4.82

Total Return
Total investment return based
  on net asset value(d)                        (4.02)%     (11.08)%     (18.95)%      24.91%       68.26%      (51.53)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $1,199       $1,302         $877       $1,372         $162         $102
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              3.20%(e)     3.20%        3.21%(f)     3.22%(f)     3.22%(f)     3.22%(e)(f)
  Expenses, before waivers/
    reimbursements                             10.71%(e)    11.28%       10.13%       10.01%       20.41%       19.37%(e)
  Net investment income
    (loss)(c)                                  (1.26)%(e)     .50%        (.84)%      (1.31)%       (.49)%        .50%(e)
Portfolio turnover rate                           97%          63%          64%         158%          94%          58%



See footnote summary on page 24.


_______________________________________________________________________________
22 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           Advisor Class
                                        ------------------------------------------------------------------------------
                                          Six Months                                                      September 3,
                                            Ended                                                            1997(a)
                                          January 31,                  Year Ended July 31,                     to
                                              2003     -------------------------------------------------     July 31,
                                          (unaudited)      2002         2001         2000         1999         1998
                                          -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of
  period                                       $7.66        $8.53       $10.41        $8.24        $4.85       $10.00

Income From Investment
  Operations
Net investment income
  (loss)(b)(c)                                    -0-         .10          .06         (.02)         .04          .10
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  (.28)        (.97)       (1.94)        2.19         3.35        (5.18)
Net increase (decrease) in
  net asset value from
  operations                                    (.28)        (.87)       (1.88)        2.17         3.39        (5.08)

Less: Dividends
Dividends from net investment
  income                                        (.11)          -0-          -0-          -0-          -0-        (.07)
Net asset value, end of period                 $7.27        $7.66        $8.53       $10.41        $8.24        $4.85

Total Return
Total investment return based
  on net asset value(d)                        (3.59)%     (10.20)%     (18.06)%      26.34%       69.90%      (51.06)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                               $247         $196         $386         $273         $161          $60
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.20%(e)     2.20%        2.21%(f)     2.22%(f)     2.22%(f)     2.22%(e)(f)
  Expenses, before waivers/
    reimbursements                              9.73%(e)    10.57%        9.35%        9.61%       19.01%       18.13%(e)
  Net investment income
    (loss)(c)                                   (.12)%(e)    1.28%         .71%        (.15)%        .58%        1.51%(e)
Portfolio turnover rate                           97%          63%          64%         158%          94%          58%



See footnote summary on page 24.


_______________________________________________________________________________
ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 23


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

(f) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:


                                               September 3,
                       Year Ended July 31,      1997(a) to
                  -----------------------------   July 31,
                     2001      2000      1999      1998(e)
                  ------------------------------------------
Class A              2.50%     2.50%     2.50%     2.50%
Class B              3.20%     3.20%     3.20%     3.20%
Class C              3.20%     3.20%     3.20%     3.20%
Advisor Class        2.20%     2.20%     2.20%     2.20%


_______________________________________________________________________________
24 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.


_______________________________________________________________________________
ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 25


ALLIANCE CAPITAL MANAGEMENT L.P.

Alliance Capital Management L.P. is a leading global investment management firm with approximately $387 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital Management L.P. has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance Capital Management L.P. stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital Management L.P., we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 580 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 12/31/02.

_______________________________________________________________________________
26 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


ALLIANCEBERNSTEIN AT YOUR SERVICE

At AllianceBernstein, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Automatic Reinvestment

You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o  Automatic Investment Program

Build your investment account by having money automatically transferred from your bank account on a regular basis.

o  Dividend Direction Plans

You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o  Auto Exchange

You may choose to automatically exchange money from one AllianceBernstein fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o  Systematic Withdrawals

Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o  E-Statements and Electronic Delivery

Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancebernstein.com. Simply click on Investors, then Account Access.

o  A Choice of Purchase Plans

Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o  Telephone Transaction

Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o  AllianceBernstein Answer: 24-Hour Information

For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o  The AllianceBernstein Advance

A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital Management L.P. corporate information. AllianceBernstein mutual fund and account information can be found on www.alliancebernstein.com. Click on Investors to access extensive AllianceBernstein fund data, answers to frequently asked questions, and financial planning tools and calculators.


* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


_______________________________________________________________________________
ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 27


BOARD OF DIRECTORS

John D. Carifa, Chairman and President
David H. Dievler(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Tak-Lung Tsim

OFFICERS

Matthew W. S. Lee, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Mamoro Yamaoka, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Distributor

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1)  Member of the Audit Committee


_______________________________________________________________________________
28 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

U.S. Growth Funds

Growth Fund
Growth & Income Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund

Taxable Bond Funds (continued)

Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.


_______________________________________________________________________________
29 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


AllianceBernstein [LOGO](SM)
Investment Research and Management


(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.


GCFSR0103